                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              HICKOK INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     1995 PROXY STATEMENT









                                                        JANUARY 24, 1996

                                                       HICKOK INCORPORATED

                                                            NOTICE OF
                                                         ANNUAL MEETING


                                                             [LOGO]

                               HICKOK INCORPORATED
                   10514 DUPONT AVENUE, CLEVELAND, OHIO 44108

                                                        January 24, 1996
   To the Shareholders of Hickok Incorporated:

   The Company will hold its Annual Meeting of Shareholders at 10:00 a.m., EST., Wednesday, February 21, 1996 at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio 44108.

   We hope that you are planning to attend the Annual Meeting in person, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated. If you do attend the Annual Meeting you may, of course, withdraw your Proxy should you wish to vote in person.

   We are extremely proud of the continued improvement in the Company's results of operations during the 1995 fiscal year, and on behalf of the Board of Directors and management of Hickok Incorporated, I would like to thank you for your continued support and confidence.

                                   Sincerely,

                                   /s/Robert L. Bauman
                                   -------------------

                                   Robert L. Bauman
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer

                             HICKOK INCORPORATED
                  10514 DUPONT AVENUE, CLEVELAND, OHIO 44108

                          NOTICE OF ANNUAL MEETING
                             OF SHAREHOLDERS

                         MAILED TO SHAREHOLDERS
                          ON JANUARY 24, 1996

   The Annual Meeting of Shareholders of Hickok Incorporated, an Ohio corporation (the "Company"), will be held at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio, on Wednesday, February 21, 1996 at 10:00 a.m., EST., for the following purposes:

   1. To fix the number of Directors at eight and elect seven Directors;
   2. To approve and adopt the 1995 Outside Directors Stock Option Plan; and
   3. To transact such other business as may properly come before the meeting or any adjournment.

   Only shareholders of record, as of the close of business on January 3, 1996, will be entitled to receive notice of and to vote at this meeting.

                              By Order of the Board of Directors.

                              /s/Robert L.Bauman
                              ----------------

                              Robert L. Bauman
                              Chairman, President and
                              Chief Executive Officer

   January 24, 1996

                                      IMPORTANT

   Please fill in and sign the enclosed Proxy and return it in the accompanying envelope regardless of whether you expect to attend the Annual Meeting or not. If you attend the Annual Meeting you may vote your shares in person, even though you have previously signed and returned your Proxy.

                             HICKOK INCORPORATED
                10514 DUPONT AVENUE, CLEVELAND, OHIO 44108

                               PROXY STATEMENT
                MAILED TO SHAREHOLDERS ON JANUARY 24, 1996

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hickok Incorporated (hereinafter the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 21 , 1996, and any adjournments thereof. The time, place, and purpose of the meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

   The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

   Any person giving a Proxy pursuant to this solicitation may revoke it. The General Corporation Law of Ohio provides that, unless otherwise provided in the Proxy, a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by giving notice to the Company in writing or in open meeting.

   All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted to fix the number of Directors at eight and for the election of the nominees listed in the Proxy, for the approval and adoption of the 1995 Outside Directors Stock Option Plan and for the other proposals set forth in the Notice of Annual Meeting.

                               VOTING RIGHTS

   At the close of business on January 3, 1996, the Company had 737,984 shares of Class A Common Stock, $1.00 par value ("Class A Shares"), outstanding and entitled to vote. Additionally, on such date there were 454,866 shares of Class B Common Stock, $1.00 par value ("Class B Shares"), outstanding and entitled to vote. The holders of the outstanding Class A Shares as of January 3, 1996 shall be entitled to one vote for each share held by them. The holders of the outstanding Class B Shares as of said date shall be entitled to three votes for each share held by them. The General Corporation Law of Ohio provides that if notice in writing is given by any shareholder to the President or a Vice President or the Secretary of the Company not less than

48 hours before the time fixed for holding the meeting that he desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary of the meeting or by or on behalf of the shareholder giving such notice, each shareholder shall have cumulative voting rights in the election of Directors, enabling him to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his votes on the same principle among two or more nominees, as he sees fit. Only shareholders of record at the close of business on January 3, 1996 are entitled to notice of and to vote at this meeting.

   At the Annual Meeting, in accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Company's Amended Code of Regulations, holders of a majority of the outstanding shares of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Annual Meeting.

    All additional questions and matters brought before the Annual Meeting will be, unless otherwise provided by the Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

                             PRINCIPAL OWNERSHIP

   The shareholders named in the following table are the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Shares of the Company as of January 3, 1996. In addition, this table includes the beneficial ownership of Common Shares by the Directors and Executive Officers of the Company as a group on January 3, 1996.

TITLE OF CLASS      NAME AND BUSINESS ADDRESS      NUMBER OF SHARES     PERCENT
--------------         OF BENEFICIAL OWNER       BENEFICIALLY OWNED(1)  OF CLASS
                    -------------------------    ---------------------  --------

Common Shares       Janet H. Slade(2)                 5,686 Class A        *
$1.00 par value,    5862 Briar Hill Drive             110,762 Class B     24.4%
Class A and B       Solon, Ohio 44139

                    Gretchen L. Hickok                3,834 Class A        *
                    3445 Park East, Apt. A203         115,056 Class B     25.3%
                    Solon, Ohio 44139

                    Patricia H. Aplin(2)              4,994 Class A        *
                    7404 Camale Drive                 118,042 Class B     25.9%
                    Pensacola, Florida 32504

                    Robert L. Bauman(3)               37,920 Class A(3)    5.1%
                    10514 Dupont Avenue               111,106 Class B     24.4%
                    Cleveland, Ohio 44108

                    All Directors and Executive       82,102 Class A(4)   10.9%
                    Officers as a group (8 persons)   221,768 Class B     48.8%

*LESS THAN ONE PERCENT

   Based upon a Schedule 13G filed with the Securities and Exchange Commission, the Company believes that Koonce Securities, Inc., 6229 Executive Boulevard, Rockville, Maryland, beneficially owns an aggregate of 114,784 Class A Shares, which shares represent approximately 15.6% of the outstanding Class A Shares.

   (1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power in respect of such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership except as determined in accordance with said Rule.

   (2) Daughter of the late Robert D. Hickok.

   (3) Excludes 1,950 Class A Common Shares registered in the name of Mr. Bauman's children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 10,000 Class A Common Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options.

   (4) Includes 12,000 Class A Common Shares which the Executive Officers of the Company have the right to acquire upon the exercise of immediately exercisable options. January 24, 1996

                            ELECTION OF DIRECTORS

   The number of Directors of the Company is presently fixed at eight. The term of office of each Director expires annually. The individuals elected to the office of Director at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected.

   The Board of Directors recommends that the number of Directors be fixed at eight, that seven of such directorships be filled by the vote of the shareholders at the Annual Meeting, and that the seven nominees hereinafter named be elected. Due to the time required to arrange for suitable candidates to replace members of the Board of Directors who have retired in recent years, the Board of Directors recommends the election of one less Director than the number fixed by the shareholders. The Board of Directors believes that the election of one less director than authorized will provide the Board with flexibility during the year to appoint an additional member to the Board, when an individual whose services would be beneficial to the Company and its shareholders can be identified.

   The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournments thereof for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event of cumulative voting, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of Board of Directors' nominees elected to the Board. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors.

                      INFORMATION CONCERNING NOMINEES FOR DIRECTORS

                                                                    COMMON
                                                                   SHARES(2)
                                                       YEAR IN    BENEFICIALLY    PERCENT
                                                     WHICH FIRST  OWNED AS OF     OF CLASS
                               BUSINESS               ELECTED      JANUARY 3,   BENEFICIALLY
NAME AND AGE                  EXPERIENCE(1)           DIRECTOR       1994          OWNED
------------                  -------------           --------       ----          -----
Thomas H. Barton     President, Thomas H. Barton        1974          200            *
Age: 71              & Company, Inc. (management                      Class A
                     consultants)


Robert L. Bauman     Chairman, President and            1980          37,920(3)      5.1%
Age: 55              Chief Executive Officer of                       Class A
                     the Company since July 2,                        111,006       24.4%
                     1993; from June 6, 1992 to                       Class B
                     July 2, 1993, President and
                     Chief Executive Officer of
                     the Company; from January
                     1, 1991 to June 6, 1992,
                     President of the Company;
                     for five years prior to
                     January 1, 1991, Corporate
                     Vice President of the
                     Company



Harry J. Fallon      President, Federated                1980          200           *
Age: 69              Purchaser, Inc.                                   Class A
                     (electronics distributor)



T. Harold Hudson     Senior Vice President of            1992          150           *
Age: 56              Engineering and Design of                         Class A
                     Six Flags Theme Parks, Six
                     Flags Theme Parks, Inc.
                     since October, 1992; Vice
                     President, Six Flags Theme
                     Parks, Inc. for five years
                     prior to October, 1992


George S.            Managing Partner, Ohio Gas          1964          30,546(4)     4.1%
Lockwood, Jr.        & Oil Development Co.                             Class A
Age: 84


Michael L. Miller    Partner since January, 1972         1992           5,000        *
Age: 54              of Calfee, Halter &                                Class A
                     Griswold, the Company's
                     Legal Counsel

Janet H. Slade       Private Investor                    1992           5,686        *
Age: 52                                                                 Class A
                                                                        110,762     24.4%
                                                                        Class B

*LESS THAN ONE PERCENT

   (1) Unless otherwise indicated, the principal occupation shown for each of the Company's Directors has been the principal occupation of such person for at least the past five years. The following Director also serves as director for the publicly-held corporation listed opposite his name below:

               Harry J. Fallon          Federated Purchaser, Inc.

   (2) Class A Shares are indicated by "Class A"; Class B Shares are indicated by "Class B."

   (3) Excludes 1,950 Class A Shares registered in the name of Mr. Bauman's children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 10,000 Class A Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options.

   (4) Excludes 17,268 Class A Shares registered in the name of members of Mr. Lockwood's family, with respect to which Mr. Lockwood disclaims any beneficial interest.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Class A Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that during the fiscal year ending September 30, 1995 all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                      INFORMATION REGARDING MEETINGS AND
                     COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has an Audit Committee and a Compensation Committee. Set forth below is the membership of the various committees with the number of meetings held during the fiscal year ended September 30, 1995 in parentheses:

     AUDIT COMMITTEE (1)              COMPENSATION COMMITTEE (1)
     -------------------              --------------------------

     George S. Lockwood, Jr.          Thomas H. Barton
     Harry J. Fallon                  George S. Lockwood, Jr.
                                      T. Harold Hudson

   The Audit Committee reviews the activities of the Company's independent auditors and various Company policies and practices. The Compensation Committee has replaced the Stock Option Committee and determines and reviews overall compensation matters including the granting of stock options. The Board of Directors does not have a nominating committee.

   The Board of Directors held four meetings during the fiscal year ended September 30, 1995. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served.

   For the fiscal year ended September 30, 1995, Directors who are not also employees of the Company received an annual fee of $1,500 and a fee of $1,500 for each Board and Committee meeting attended. Directors who are also employees of the Company received a fee of $50 for each Board meeting attended.


                              EXECUTIVE COMPENSATION

   The following table sets forth all cash compensation paid or to be paid to, as well as the number of stock option awards earned by, the Company's chief executive officer, the Company's only executive officer whose salary and bonus exceeded $100,000 during each of the last three fiscal years (the "Named Executive Officer").

                                          SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION

NAME AND
PRINCIPAL POSITION                       YEAR       SALARY       BONUS (1)

Robert L. Bauman,                        1995       $190,000     $78,000
Chairman, President                      1994       $177,000     $75,000
& Chief Executive                        1993       $152,000     $75,000
Officer

   The Named Executive Officer did not receive personal benefits or perquisites during the last fiscal year in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

   (1) Represents the bonus earned from a profit sharing plan for all officers and key employees.

                    1995 OPTION EXERCISES AND YEAR-END VALUE TABLE

   The following table sets forth stock option information for the individual named in the Summary Compensation Table. The value of the "in-the-money" options refers to options having an exercise price which is less than the market price of the Company's stock on September 30, 1995. The Company did not grant any options during fiscal 1995.

                      NUMBER OF                 VALUE OF
                      UNEXERCISED               UNEXERCISED IN-
                      OPTIONS AT                THE-MONEY OPTIONS AT
                      SEPTEMBER 30, 1995        SEPTEMBER 30, 1995
                      ------------------        ------------------

                      EXERCISE-  UNEXER-        EXERCISE-    UNEXER-
NAME                  ABLE       CISEABLE       ABLE         CISEABLE
----                  ----       --------       ----         --------

Robert L. Bauman      10,000      - 0 -         $180,750     - 0 -


   (1) Calculated on the basis of the fair market value of the underlying securities at the exercise date or year-end, as the case may be, minus the exercise price.

                               STOCK PERFORMANCE GRAPH

   The following data compares the value of $100 invested on October 1, 1990 in the Company's Class A Common Shares, the NASDAQ Composite Index, and the NASDAQ Industrial Index. The NASDAQ Composite Index represents a broad market group in which the Company participates, and the NASDAQ Industrial Index was chosen as having a representative peer group of companies. The total return includes reinvestment of dividends. The comparisons in this graph are not intended to forecast, or be indicative of, possible future performance.

The graph in the printed document was prepared using the following data:

SEPTEMBER 30      1990  1991   1992   1993   1994   1995
                  ----  ----   ----   ----   ----   ----

HICKOK            $100  $216   $285   $287   $343   $411

NASDAQ COMPOSITE   100   153    164    195    195    232

NASDAQ INDUSTRIAL  100   160    165    191    191    217


                              PROPOSAL RELATING TO
                   1995 OUTSIDE DIRECTOR STOCK OPTION PLAN

BACKGROUND

     The stockholders will be asked at the meeting to vote on a proposal to approve the adoption of the 1995 Hickok Incorporated Outside Directors Stock Option Plan (the "1995 Outside Directors Plan" or the "Plan"). The 1995 Outside Directors Plan was adopted by the Board of Directors in February 1995, subject to stockholder approval.

     The purpose of the Plan is to provide each of the Company's non-employee Directors an added incentive to continue in the service of the Company and a more direct interest in the future success of the Company's operations. The Plan also will help the Company attract outstanding individuals to become Directors of the Company. For these reasons, the Board adopted the 1995 Outside Directors Plan. Accordingly, the Board of Directors and management believe that approval of the Plan is in the best interests of the Company and recommend that stockholders vote in favor of the proposal.

     The affirmative vote of the holders of a majority of the outstanding Class A Common Shares entitled to vote present in person or by proxy at the meeting is required for the adoption of the 1995 Outside Directors Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Brokers who hold Class A Common Shares as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owners at least 15 days before the meeting. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

     The following is a summary of the material features of the 1995 Outside Directors Plan and is qualified in its entirety by reference to it. A copy of the Plan is attached hereto as Exhibit A.

GENERAL

   The 1995 Outside Directors Plan provides for the issuance of options to purchase a maximum of an aggregate of 30,000 Class A Common Shares of the Company to Directors who are not also employees of the Company or any subsidiary ("Outside Directors"). There are presently six eligible Outside Directors. The Plan will terminate on February 24, 1997, unless earlier terminated by resolution of the Board of Directors.

GRANTS OF OPTIONS

   On the date of he Board's approval of the Plan, each Outside Directors was granted an option to purchase 1,000 Class A Common Shares at the then fair market value calculated by reference to the closing price of the Class A Common Shares on the NASDAQ Stock Market, subject to stockholder approval. On each anniversary date thereafter through 1997, each Outside Director then serving in such capacity will receive an automatic grant of an option to purchase 1,000 shares of Class A Common Shares at the then fair market value.

   Upon the appointment of an Outside Director of the Board of Directors, such individual shall receive an option to purchase 1,000 Class A Common Shares, provided that such individual was not a Director on February 23, 1995.

EXERCISE OF OPTIONS

   Each option granted under the 1995 Outside Directors Plan will expire on the tenth anniversary of the date the option was granted. Except as otherwise provided in the event of an Outside Director's death, only the Outside Director may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Outside Director may exercise an option on behalf of the Eligible Director. Upon satisfaction of all conditions, the option may be exercised in whole or in part at any time until expiration of the right to exercise the option, but this right of exercise is limited to whole shares. Options may be exercised by the Outside Director giving written notice to the Company of the Outside Director's exercise of the option accompanied by full payment of the purchase price in cash or its equivalent. The Plan also allows cashless exercises as permitted under the Federal Reserve Board's Regulation T.

   Each option granted under the Plan will become exercisable for equal one-third increments of the Class A Common Shares subject to the option on each of the first three anniversary dates of the grant. In the event of a Change in Control, as defined in the 1995 Outside Directors Plan, an Outside Director may exercise his option with respect to all Class A Common Shares which are covered by the option.

SECURITIES SUBJECT TO THE 1995 OUTSIDE DIRECTORS PLAN

   Not more than 30,000 Class A Common Shares of the Company may be issued pursuant to the 1995 Outside Directors Plan in the aggregate, except that in the event of share splits, share dividends, combinations, exchanges of shares or similar capital adjustments, an appropriate adjustment in the stock subject to the Plan will be made. If any option expires without having been fully exercised, the shares with respect to which such option has not been exercised will be available for further options. The option to purchase 1,000 Class A Common Shares granted to each Director on February 23, 1995 has been adjusted for the one for one share dividend paid on April 10, 1995.

TERMINATION OF DIRECTORSHIP

   If an Outside Director ceases to be a Director of the Company because of death or disability, the option may be exercised until the earlier to occur of either (i) the first anniversary of the Outside Director's termination of directorship or (ii) the expiration of the option. If any option is exercisable following the Outside Director's death, then that option may be exercisable by the Outside Director's estate, the person as shall have been named as the Outside Director's beneficiary, the person designated in the Outside Director's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

INCOME TAX TREATMENT

     The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Outside Directors and the Company of options granted under the 1995 Outside Directors Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for Outside Directors and the Company.

     The options granted under the Plan shall be non-qualified options for federal income tax purposes. An Outside Director to whom an option is granted will not recognize income at the time of grant of such option. When such Outside Director exercises such non-qualified option, the Outside Director will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares the Outside Director receives. The tax basis of such shares to such Outside Director will be equal to the option price paid, and the Outside Director's holding period for such shares will commence on the day on which the Outside Director recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, Company will generally be entitled to a federal income tax deduction in respect of non-qualified options in an amount equal to the ordinary compensation income recognized by the Outside Director.

   The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. THE PERSONS NAMED IN THE ACCOMPANYING PROXY OR THEIR SUBSTITUTES WILL VOTE SUCH PROXY FOR THIS PROPOSAL UNLESS IT IS MARKED TO THE CONTRARY. A FAVORABLE VOTE OF A MAJORITY OF THE COMBINED OUTSTANDING CLASS A AND CLASS B SHARES ON THE RECORD DATE IS REQUIRED FOR ADOPTION OF THE PROPOSAL.

                                 PROFIT SHARING PLAN

   The Company has a profit sharing plan for all officers and key employees which provides for a fund consisting of 20% of the excess of profits before federal taxes after deducting 10% of the net stockholders' equity at the beginning of the fiscal year, such equity to include the net amount received by the Company during the fiscal year from the sale of common stock or through the exercise of common stock options. The fund is distributable by a committee of the Board of Directors taking into consideration such factors as salary, length of service, and merit, the maximum being 50% of the salary of the distributee. For the fiscal year ended September 30, 1994, the foregoing formula produced an aggregate of $447,200 in bonuses. For the fiscal year ended September 30, 1995, the foregoing formula produced an aggregate of $456,000 in bonuses of which $78,000 is shown in the summary compensation table.

                                 INDEPENDENT AUDITORS

   The firm of Meaden & Moore, Inc. has again been selected by the Board of Directors to act as the auditors for the Company for the current fiscal year. A representative of that firm will be present at the Annual Meeting and will have an opportunity to make a statement, if desired. The representative will also be available to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

   The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

   Any shareholder proposal intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company's Secretary at its principal executive offices not later than September 27, 1996, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the Proxy rules of the Securities and Exchange Commission.

   Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

                         Mr. Eugene T. Nowakowski
                           Hickok Incorporated
                           10514 Dupont Avenue
                          Cleveland, Ohio 44108

   You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

   By Order of the Board of Directors.

                                        Robert L. Bauman
                                        Chairman, President and
                                        Chief Executive Officer

   Dated January 24, 1996

                                   EXHIBIT A

                             HICKOK INCORPORATED
                  1995 OUTSIDE DIRECTORS STOCK OPTION PLAN


   Hickok Incorporated hereby adopts a stock option plan for the benefit of Outside Directors and subject to the terms and provisions set forth below.

                           ARTICLE 1.  DEFINITIONS

   Whenever used in the Plan, the following terms have the meanings set forth below:

   (a) "Board" means the Board of Directors of the Company.

   (b) "Change in Control" shall be deemed to have occurred upon:

   (i) The acquisition of beneficial ownership of thirty percent (30%) of the Company'sShares by a person or group of persons under common control unless such acquisition is approved by the Board; or

  (ii) A change in the membership of the Board at any time during any twelve
(12)month period such that, following such change, at least thirty percent (30%) of the members of the Board were not members of the Board at the start of such twelve (12) month period but only if the election of such new members of the Board was not approved by at least three-quarters (3/4) of the Directors who were either sitting at the beginning of such twelve (12) month period or elected to the Board during such twelve (12) month period with the approval of three-quarters (3/4) of the Directors who were sitting at the beginning of such twelve (12) month period.

   (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   (d) "Company" means Hickok Incorporated, an Ohio corporation, or any successor thereto.

   (e) "Director" means a member of the Board.

   (f) "Disability" means a Participant's inability, due to a physical or mental condition, to continue to serve as a member of the Board, as determined by the Board pursuant to written certification of such Disability from a physician acceptable to the Board.

   (g) "Effective Date" means February 23, 1995, subject to ratification by an affirmative vote of a majority of the voting capital stock of the Company.

   (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

   (i) "Fair Market Value" means (a) if the Shares are listed on a nationally recognized stock exchange or the NASDAQ Stock Market, the closing price of the Shares on the date the fair market value of the Shares is being determined, or, if no sale has occurred on such date, on the most recent preceding day on which there is a closing price of the Shares, or (b) in all other circumstances, the value determined by the Board after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under Section 170(a)(1) of the Code.

   (j) "Option" means an option to purchase Shares granted under Article 4 herein.

   (k) "Option Agreement" means an agreement, in the form of Exhibit A attached hereto, setting forth the terms and provisions applicable to an Option.

   (l) "Option Price" shall be equal to one hundred percent (100%) of the Fair Market Value of a Share at the close of the date the Option is granted.

   (m) "Outside Director" means a Director who is not employed by the Company or a Subsidiary.

   (n) "Participant" means an Outside Director who has been granted an Option.

   (o) "Plan" means the Hickok Incorporated 1995 Outside Directors Stock Option Plan.

   (p) "Shares" means the Class A Common Shares, $1.00 par value, of the
Company.

   (q) "Subsidiary" means any corporation, at least fifty percent (50%) of the common stock of which is owned directly or indirectly by the Company.

                   ARTICLE 2.  ESTABLISHMENT, PURPOSE AND DURATION

   2.1 ESTABLISHMENT OF THE PLAN. The Company hereby establishes the Plan as set forth herein.

   2.2 PURPOSE OF THE PLAN. The purpose of the Plan is to provide the Outside Directors with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such Outside Directors acquire a proprietary interest in the Company or increase such proprietary interest as they may already hold, then the incentive of such Outside Directors to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to the Outside Directors Options on the terms and subject to the conditions set forth in the Plan.

   2.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date and shall remain in effect until February 24, 1997.

                   ARTICLE 3.  SHARES SUBJECT TO THE PLAN

   3.1 NUMBER OF SHARES. The total number of Shares available for grant under the Plan shall be Thirty Thousand (30,000). These Shares may be either authorized but unissued, treasury Shares or reacquired Shares. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option. To the extent that an Option is settled in cash rather than in Shares, the authorized Share pool shall be reduced by the appropriate number of Shares represented by the cash settlement of the Option, as determined by the Board (subject to the limitation set forth in Section 3.2 herein).

   3.2 LAPSED OPTIONS. If any Option granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Option again shall be available for the grant of an Option under the Plan. However, in the event that prior to the Option's cancellation, termination, expiration, or lapse, the holder of the Option at any time received one or more "benefits of ownership" pursuant to such Option (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not be made available for regrant under the Plan.

   3.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, share split, share dividend, split-up, share combination, or other change in the corporate structure of the Company, the Board, in its sole discretion, shall make such adjustments as are necessary and appropriate in the exercise prices, number of Shares issuable upon exercise and/or the class of Shares issuable upon exercise of all then outstanding Options, to prevent dilution or enlargement of rights of the holders of Options under the Plan; and provided that the number of Shares attributable to any Option shall always be a whole number.

                          ARTICLE 4. GRANT OF OPTIONS

   4.1 GRANT OF OPTIONS TO OUTSIDE DIRECTORS. On the Effective Date each Outside Director shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price. Each Outside Director first appointed or elected to the Board after the Effective Date shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price upon his or her election or appointment to the Board. On each anniversary of the Effective Date, through and including February 23, 1997, each Outside Director shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price. The terms of each such Option shall be set forth in an Option Agreement which shall be executed by the Outside Director and the Company.

   4.2 DURATION OF OPTIONS. Subject to the provisions contained herein relating to earlier expiration, each Option shall expire on the tenth (10th) anniversary date of its grant.

   4.3 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable as follows:

   Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

   4.4 PAYMENT. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Board also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law.

   As soon as practicable after receipt of a written notification of exercise and full payment, except in the case of a cashless exercise, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

   4.5 RESTRICTIONS ON SHARE TRANSFERABILITY. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as shall be required under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and under any blue sky or state securities laws applicable to such Shares.

   4.6 CEASING TO BE A DIRECTOR DUE TO DEATH OR DISABILITY.

     (a) DEATH. In the event a Participant ceases to be a Director by reason of death, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

     (b) DISABILITY. In the event a Participant ceases to be a Director by reason of Disability, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Board determines the definition of Disability to have been satisfied, whichever period is shorter.

     (c) DEATH AFTER CEASING TO BE A DIRECTOR. In the event that a Participant ceases to be a Director by reason of Disability, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of
(i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by reason of the Director's Disability; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

   4.7 CEASING TO BE A DIRECTOR. If a Participant ceases to be a Director for any reason, all Options held by the Participant which are not vested as of the date he ceases to be a Director shall immediately be forfeited to the Company.

   Options which are vested as of the date a Participant ceases to be a Director for any reason other than the reasons set forth in Section 4.6 may be exercised within the period beginning on the date the Participant ceases to be a Director, and ending sixty (60) days after such date. In the event the Participant dies within such sixty (60) day period, then any outstanding Options may be exercised within twelve (12) months after the date of such Participant's death by such person or persons who shall have been named as such Participant's beneficiary or by such person who has acquired the Participant's rights under the Options by will or by the laws of descent and distribution; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options.

   4.8 NONTRANSFERABILITY OF OPTIONS. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant or any other person, voluntarily or involuntarily, other than (i) by will or by the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order as provided for in Section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                         ARTICLE 5.  BENEFICIARY DESIGNATION

   Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) who will succeed to the Participant's rights hereunder in the event of the Participant's death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

   The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

                               ARTICLE 6. CHANGE IN CONTROL

   Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 11.5 herein:

   (a) Any and all Options granted hereunder shall become immediately exercisable; and

   (b) Subject to Article 7 herein, the Board shall have the authority to make any modifications to the Options as determined by the Board to be appropriate before the effective date of the Change in Control.


                    ARTICLE 7. AMENDMENT, MODIFICATION, AND TERMINATION

   7.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that the Plan shall not be amended more than once every six (6) months, other than to conform it to changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided, further that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

   7.2 OPTIONS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Participant holding such Option.

                              ARTICLE 8. WITHHOLDING

   The Company shall have the power and the right to deduct and withhold from any other compensation due the Participant from the Company, or require a Participant to remit to the Company in such form as requested by the Company, an amount sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any taxable event arising from or as a result of this Plan.

                            ARTICLE 9.  INDEMNIFICATION

   Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided such persons shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Code of Regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                             ARTICLE 10. SUCCESSORS

   All obligations of the Company under the Plan with respect to Options shall be binding on any successor to the company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                           ARTICLE 11. MISCELLANEOUS

   11.1 NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing in this Plan or in any Option Agreement shall confer upon any Outside Director any right to continue as a Director, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Option Agreement, or to interfere with or limit the right of the shareholders of the Company to remove him or her as a Director, with or without cause.

   11.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   11.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   11.4 REQUIREMENTS OF LAW. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" granted pursuant to the Plan to any Outside Director may not be sold or transferred for at least six (6) months after the date of grant of such Option. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

   11.5 SECURITIES LAW COMPLIANCE. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

   11.6 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

   11.7 TIME FOR TAKING ACTION. Any action that may be taken in respect of the Plan within a certain number of days shall be taken within that number of calendar days; provided, however, that if the last day for taking any such action falls on a weekend or a holiday, the period during which such action may be taken shall be extended until the next business day. If any action in respect of the Plan is required to be taken on a day which falls on a weekend or a holiday, such action shall be taken on the next business day.

   11.8 NONQUALIFIED OPTIONS. All Options granted under the Plan shall, for purposes of the federal income tax, be nonqualified stock options.

HICKOK INCORPORATED    THIS PROXY IS SOLICITED ON BEHALF OF
10514 DUPONT AVENUE    THE BOARD OF DIRECTORS
CLEVELAND, OHIO 44108-1399

The undersigned hereby appoints Robert L. Bauman, Eugene T. Nowakowski and Michael L. Miller, and each of them with power of substitution or resubstitution as proxies, and authorizes them to represent and to vote, as designated below, all of the common shares of Hickok Incorporated held of record by the undersigned on January 3, 1996 at the Annual Meeting of Shareholders to be held on February 21, 1996 or any adjournment thereof.


1. FIXING NUMBER OF DIRECTORS              /  / FOR ALL NOMINEES LISTED BELOW
   AT EIGHT AND  ELECTION OF                    (EXCEPT AS MARKED TO THE
   SEVEN DIRECTORS........                      CONTRARY BELOW)

                                           /  / WITHHOLD AUTHORITY TO VOTE FOR
                                                ALL NOMINEES LISTED BELOW.


   (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)
   Thomas H. Barton, Robert L. Bauman, Harry J. Fallon, T. Harold Hudson, George S. Lockwood, Jr., Michael L. Miller and Janet H. Slade.

2.  ADOPTION OF 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN:
      / /   FOR       /  / AGAINST    /  /ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                    (sign and date on other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3.

                                      Dated                           , 1996
                                           --------------------------


                                      Please sign below exactly as name
                                      appears. When shares are held by
                                      joint tenants, both should sign. When
                                      signing as attorney, as executor,
                                      administrator, trustee or guardian,
                                      please give full title as such. If
                                      corporation, please give full
                                      corporate name by President or other
                                      authorized officer. If a partnership,
                                      please sign in partnership name by
                                      authorized person.


                                      --------------------------------------
                                                     Signature

                                      --------------------------------------

                                              Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.